EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report on Form 10-Q of Tectonic Financial, Inc. (the “Company”) for the quarter ended June 30, 2024, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), A. Haag Sherman, as Chief Executive Officer of the Company, and Ken Bramlage, as Executive Vice President and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

TECTONIC FINANCIAL, INC.

Date: August 14, 2024	By:	/s/ A. Haag Sherman
A. Haag Sherman Chief Executive Officer

Date: August 14, 2024	By:	/s/ Ken Bramlage
Ken Bramlage Executive Vice President & Chief Financial Officer